Trade and Other Payables, Accruals and Provisions - Summary of Trade and Other Payables, Accruals and Provisions (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Trade and Other Payables Accruals and Provisions [abstract]
Trade payables	$ 7,629	$ 5,191
Accruals	15,409	19,787
Provisions	3,227	319
Taxation and Social Security	4,006	4,573
Deferred grant income – tax credit	7,488
Total	$ 37,759	$ 29,870